Exhibit 32.2 - Certifications

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of General Steel Holdings, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Commission on November 14, 2005 (the "Report"), I, John Chen, Director and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         By: /s/ John Chen
                                            ------------------------------------
                                            John Chen
                                            Director and Chief Financial Officer


DATED: November 14, 2005